UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2005
CLECO CORPORATION
(Exact name of registrant as specified in its charter)
Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400
CLECO POWER LLC
(Exact name of registrant as specified in its charter)
Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed by Cleco Corporation and Cleco Power.  Information in this filing relating to Cleco Power is filed by Cleco Corporation and separately by Cleco Power on its own behalf.  Cleco Power makes no representation as to information relating to Cleco Corporation (except as it may relate to Cleco Power) or any other affiliate or subsidiary of Cleco Corporation.

Item 8.01        Other Events.

On September 24, 2005, Hurricane Rita made landfall as a Category 3 storm and hit all of Cleco Power's service territory, including the area north of Lake Pontchartrain, which was devastated by Hurricane Katrina 27 days earlier.  Cleco Power had approximately 136,000 customers (out of approximately 265,000 customers) without power immediately following the hurricane.  As of October 7, 2005, Cleco Power is still working to restore power to a small number of customers in the more remote areas of the company's rural service territory.

On October 7, 2005, Cleco Corporation announced its preliminary estimates of storm restoration costs associated with Hurricane Rita. Total restoration costs of Cleco Power's electric system facilities damaged by Hurricane Rita are currently estimated to be approximately $50 million. Cleco Power has requested and received regulatory approval from the Louisiana Public Service Commission to create a regulatory asset that represents non-capitalized storm damage costs incurred as a result of Hurricanes Katrina and Rita.  This regulatory asset will be amortized over a ten-year period beginning in October 2005.  For more information about Cleco Power's recovery efforts, see the press release issued October 7, 2005, a copy of which is furnished as Exhibit 99.1 to this Report.

Cleco Power believes it has sufficient liquidity to meet its current obligations and to fund restoration efforts from a combination of cash on hand and available capacity under its revolving credit facilities.

Item 9.01        Financial Statements and Exhibits.

                        (c)     Exhibits

                        The following exhibit is furnished herewith:

99.1     Press release issued October 7, 2005 regarding restoration of power and estimated Hurricane Rita restoration costs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: October 7, 2005	By: /s/ Kathleen F. Nolen
Kathleen F. Nolen
Senior Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: October 7, 2005	By: /s/ Kathleen F. Nolen
Kathleen F. Nolen
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release issued October 7, 2005 regarding restoration of power and estimated Hurricane Rita restoration costs.